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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 17, 2009

                                 NUMOBILE, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                   000-30949                  61-1342734
 (State or Other Jurisdiction    (Commission File            (I.R.S. Employer
       of Incorporation)              Number)             Identification Number)

                          2520 South Third Street #206
                              Louisville, KY 40208
               (Address of principal executive offices) (zip code)

                                 (502) 636-2807
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Andrea Cataneo, Esq.
                                Jeff Cahlon, Esq.
                       Sichenzia Ross Friedman Ference LLP
                                   61 Broadway
                            New York, New York 10006
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


              -----------------------------------------------------
             (Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On September 17, 2009 (the "Closing Date"), NuMobile, Inc. (the "Company"), entered into a stock purchase agreement (the "Purchase Agreement") with Enhance Network Communication, Inc., a California corporation ("Enhance") and the shareholders of Enhance listed on Schedule I thereof. Enhance is an information technology company headquartered in Cupertino, California, that has developed a proprietary large enterprise network security technology designed for managing the information management requirements of network delivered government services. Pursuant to and upon the closing of the Purchase Agreement, on the Closing Date, the Company purchased from the shareholders of Enhance 1,500 shares of common stock of Enhance, representing 100% of the outstanding capital stock of Enhance. Pursuant to the Purchase Agreement, the Company issued to the Enhance shareholders a note in the principal amount of $5,000,000 (the "Note"). $1,000,000 of the principal amount of the Note (the "Initial Principal Amount") will be due and payable on September 9, 2010. The Company's obligation to repay the remaining $4,000,000 principal amount of the Note (the "Final Principal Amount") is conditioned upon Enhance entering into a contract for its proprietary technology that contemplates the generation of at least $20,000,000 in revenue and $8,000,000 in gross margin prior to April 1, 2011 (the "Final Principal Amount Conditions"). If the Final Principal Amount Conditions are met, the Final Principal Amount will be due and payable on September 9, 2014. If the Final Principal Amount Conditions are not met, the Note shall be deemed paid in full and cancelled on April 1, 2011, subject to the payment of the Initial Principal Amount, interest thereon, and any other amounts due thereon. Interest on the Note accrues at the rate of 8% per annum commencing on September 9, 2009, with respect to the Initial Principal Amount and April 1, 2011 with respect to the Final Principal Amount, and is due and payable upon maturity of the Initial Principal Amount and Final Principal Amount (provided the Final Principal Amount Conditions are met) respectively. If the Final Principal Amount Conditions are met, the shareholders of Enhance will have the option to repurchase the 1,500 shares of common stock of Enhance for $5,000,000 in cash and the cancellation of the Note.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

See Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(A) Financial statements of Business Acquired. The required financial statements will be filed no later than 75 calendar days after the date of the filing of this report on Form 8-K.

(B) Pro forma financial information. The required pro forma financial information will be filed no later than 75 calendar days after the date of the filing of this report on Form 8-K.

(C) Shell company transactions. Not applicable.

(D) Exhibits.

EXHIBIT
NUMBER                             DESCRIPTION
--------------------------------------------------------------------------------
10.1 Stock Purchase Agreement among NuMobile, Inc., Enhance Network Communication, Inc., and shareholders of Enhance Network Communication, Inc.

10.2         NuMobile, Inc. Promissory Note, dated September 9, 2009

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NUMOBILE, INC.


Dated: September 18, 2009                   By:  /s/ James Tilton
                                                ----------------------------
                                                Name: James Tilton
                                                Title: Chief Executive Officer









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